UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2010
US AIRWAYS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8444	54-1194634

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway Tempe, Arizona	85281

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 693-0800
N/A
(Former name or former address if changed since last report.)
US AIRWAYS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8442	53-0218143

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway Tempe, Arizona	85281

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 693-0800
N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-23.1
EX-23.2
EX-23.3
EX-99.1

ITEM 8.01. OTHER EVENTS.
     On December 15, 2010, US Airways, Inc. announced its intention to make an offering, subject to market and other conditions, of approximately $340 million aggregate principal amount of enhanced equipment trust certificates. The press release announcing the offering is attached as Exhibit 99.1 hereto and is incorporated by reference herein.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     Exhibit 23.1, Exhibit 23.2 and Exhibit 23.3 are incorporated by reference into the Registration Statement on Form S-3ASR (333-163463) of US Airways, Inc. and US Airways Group, Inc. as exhibits thereto and are filed as part of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, US Airways Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc.
Date: December 15, 2010	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, US Airways, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways, Inc.
Date: December 15, 2010	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 15, 2010
23.1	Consent of Aircraft Information Services, Inc.
23.2	Consent of BK Associates, Inc.
23.3	Consent of Morten Beyer & Agnew, Inc.
99.1	Press Release, dated December 15, 2010.